UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 17, 2016, the Board of Directors (the "Board") of OM Asset Management plc (the "Company") received notice from Old Mutual plc (the "Parent") that the Parent removed Ian D. Gladman as a Parent Director (as defined in the Company's Articles of Association) and appointed Stuart H. Bohart as a Parent Director, both effective as of May 17, 2016. Mr. Bohart will fill a vacancy created when Mr. Gladman, Group Strategy Director at the Parent, was removed from the Board to focus on his executive duties at the Parent. Mr. Bohart was President of Liquid Markets at Fortress Investment Group LLC ("Fortress") until his retirement in 2015, and served in a number of senior roles at Morgan Stanley prior to joining Fortress in 2010. At Fortress, Mr. Bohart was primarily responsible for managing business infrastructure and developing new liquid alternative strategies. Prior to joining Fortress, Mr. Bohart was at Morgan Stanley, where, over a 13-year period, he served as global head of Prime Brokerage, Head of Alternatives at Morgan Stanley Asset Management, co-Head of the Asset Management Division, and as a member of the Morgan Stanley Management Committee. Mr. Bohart graduated from Northwestern University in 1989 with dual degrees in Economics and Political Science.
Effective as of April 28, 2016, Mr. Gladman resigned from the Company's Compensation Committee and Donald J. Schneider was appointed to the Company's Compensation Committee.
Mr. Bohart will not receive compensation from the Company for his service as a Director. Mr. Bohart receives compensation from the Parent as a consultant for his service on the Board.
As previously disclosed, pursuant to a Shareholder Agreement between the Company, OM Group (UK) Ltd. and the Parent dated September 29, 2014, the Parent has the right to appoint certain of the Company's directors to the Board.
A copy of the press release announcing Mr. Bohart’s appointment is furnished as Exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits
(d)           Exhibits.
The information in Exhibit 99.1 to this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

Exhibit No.	Description

99.1	Press Release issued by the Company on May 17, 2016 announcing Mr. Bohart's appointment to the Board of Directors of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	May 18, 2016	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer